SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM 8 - K
                           CURRENT REPORT


PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report:  June 13, 2002

Commission file number:  0-22622

                        CREATOR CAPITAL LIMITED
        (Exact name of registrant as specified in its charter)

BERMUDA                                              98-0170199
(State or other Jurisdiction of                  (I.R.S. Employer
Incorporation or Organization)                 Identification Number)

                        Cedar House, 41 Cedar Street
                          Hamilton HM 12, Bermuda
                  (Address of principal executive offices)

                              (604) 947-2555
             (Registrant's telephone number, including area code)


Securities registered pursuant to Section 12(g) of the Act:
50,000,000

ITEM 5:  OTHER EVENTS

On June 13, 2002, Creator Capital Limited invites its shareholders to preview the long awaited China Lotto betting online location at the Demonstration Site address www.china-lotteries-demo.com.


A copy of the News Release is attached hereto and filed as an Exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the date indicated.

CREATOR CAPITAL LIMITED

"Deborah Fortescue-Merrin"
_____________________________
Name:  Deborah Fortescue-Merrin
Title:  President
Date:  June 13, 2002





EXHIBIT 1
News Release
June 13, 2002

Creator Capital Limited
Cedar House, 41 Cedar Street
Hamilton HM 12
Islands of Bermuda


              Creator Capital Previews China Lotto Betting Site


HAMILTON, BERMUDA - June 13, 2002 - CREATOR CAPITAL LIMITED ("CCL") (CTORF:OTCBB) invites its shareholders to preview the long awaited China Lotto betting online location at the Demonstration Site address www.china-lotteries-demo.com. This is an exciting milestone for CCL as the detailed construction of the site has been monumental. CCL's site is unique in that it is the only portal available, which enables international bettors to access play in the China Soccer Betting Lottery.

We invite our shareholders to surf the site, paying particular attention to The "TRY IT" page. We welcome your comments, ideas and suggestions regarding the look, feel, ease of use, and degree of simplicity of the site. We will incorporate any valid suggestions into our "Golden" site, which we anticipate will "go live" in September of this year. Shareholders may send their suggestions and comments to support@china-lotteries.com. This e-mail address may also be found on the Frequently Asked Questions ("FAQ") page. Check the site frequently as there will be additions and improvements posted regularly. The testing phase will be conducted throughout the summer.

In late June, CCL's President will be touring the various Lotto betting locations owned and managed by CCL's associate Beacon Hill Enterprises, in the People's Republic of China. Beacon Hill also reports that negotiations regarding betting lotteries in Vietnam are progressing to an advanced stage.

About Creator Capital

Creator Capital Limited is a Bermuda exempted company. CCL holds an investment in a China Lotteries Project. The Company introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess.

ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Deborah Fortescue-Merrin
President

Corporate Contact:
Contact:     Deborah Fortescue-Merrin
Telephone:   (604) 947-2555
Email:       info@creatorcapital.com
Website:     http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform
Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section
21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimates and projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.